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                                                                   EXHIBIT 10.38

                              AMENDED AND RESTATED
                            INDEMNIFICATION AGREEMENT


        This amended and restated Indemnification Agreement ("Agreement") is made as of this 17th of January, 1997, by and between THE CLOTHESTIME, INC., a Delaware corporation (the "Company"), and Douglas L. Pereira ("Indemnitee").

        WHEREAS, Indemnitee and the Company entered into an Indemnification Agreement dated June 20, 1991 (the "June 20th Agreement");

        WHEREAS, the Indemnitee has become a Director of the Company and one of its subsidiaries and the parties desire to amend and restate the June 20th Agreement;

        WHEREAS, Indemnitee is currently serving as a Director and Controller of the Company, is also serving at the request of the Company as a Director of Clothestime Insurance Company, a Vermont Corporation ("Insurance") and as an executive officer of the following subsidiaries of the Company: Clothestime Acquisition Corporation, a Delaware corporation, Clothestime Investment, Inc., a Delaware corporation, Clothestime Stores, Inc. a Delaware corporation, MRJ Industries, Inc., a Delaware corporation, Clothestime International, Inc., a Delaware corporation, and Insurance, and may serve in the future as an officer of the Company, a director of one or more of the Company's subsidiaries and, at the Company's request, in the capacities of a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and the parties wish Indemnitee to continue in such capacities. The Indemnitee is willing, subject to certain conditions including, without limitation, the execution and performance of this Agreement by the Company, to continue in such capacities;

        WHEREAS, in addition to the indemnification to which the Indemnitee is or may be entitled under the Certificate of Incorporation of the Company (the "Certificate") or the Bylaws of the company (the "Bylaws"), the Company has obtained at its sole expense insurance protecting its officers and directors including Indemnitee against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and Indemnitee, there can be no assurance of the continuation or renewal of the insurance;

        WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

        WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees and other agents to expensive litigation risks;

        WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers, employees and other agents of the Company and its subsidiaries; and

        WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company and its subsidiaries, and in order to induce Indemnitee to provide services to the Company as a Director, officer or employee and to provide services in the capacity of a director, officer, or employee and to provide services in the capacity of a director, officer,
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employee or agent of another corporation (including, without limitation, the
Company's subsidiaries) partnership, joint venture, trust or other enterprise in which he serves at the request of the Company, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

        NOW, THEREFORE, in consideration of the above premises and of Indemnitee's promise to continue to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties agree as follows:

        1. DEFINED TERMS AND CONSTRUCTION OF CERTAIN PHASES. As used in this Agreement:

               (a)    "Board" shall mean the Board of Directors of the Company.

               (b) References to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or other agents, so that if Indemnitee is or was a director, officer, employee or other agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

               (c)    A "Change in Control" shall be deemed to have occurred if
(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a subsidiary of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company's then outstanding Voting Securities; (ii) during a two-year period, individuals who at the beginning of such period constitute the Board and any new director whose election or election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;
(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

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               (d) "Independent Counsel" shall be the person or body appointed in connection with Section 4 of this Agreement.

               (e) "Other enterprises" shall include employee benefit plans.

               (f) "Potential Change in Control" shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;
(ii) any person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a subsidiary of the Company, a corporation owned directly or indirectly by the proportions as their ownership of stock of the Company, or a person who is a party to an indemnification agreement (in a form similar to this Agreement) with the Company, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding Voting Securities; or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

               (g) "Serving at the request of the Company" shall include, without limitation, any service as a director, officer, employee or agent of the Company or any of its subsidiaries which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan.

               (h) "Voting Securities" shall mean any securities of the Company that are entitled to vote generally in the election of directors.

        2.     INITIAL INDEMNITY.

               (a) Indemnity in Third Party Proceedings. The Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative, or criminal (other than an action by or in the right of the Company), by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacities, against any and all costs, charges and expenses (including without limitation attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection therewith and any appeal therefrom if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

               (b) Indemnity in Proceedings By or In the Name of the Corporation. The Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was

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or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement thereof or any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court Chancery or such other court shall deem proper.

               (c) Indemnification of Expenses of Successful Party. To the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2(a) or 2(b) hereof or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including attorney's and others' fees and expenses) actually and reasonably incurred by him in connection therewith.

               (d) Determination of Right on Indemnitee to Indemnification. Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 hereof or any applicable provision of the Certificate, Bylaws, other agreement, resolution or otherwise. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (ii) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion or (iii) by the stockholders of the Company (the "Stockholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

               (e) Advancement of Expenses. All expenses (including attorneys' and others' fees and expenses) incurred by the Indemnitee in his capacities as a director, officer, or employee of the Company or in his capacity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in which he was serving at the request of the Company, in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in the manner prescribed by Section 4(b) hereof.


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3.      Additional Indemnification.

               (a) Right to additional Indemnification. Pursuant to Section 145
(f) of the General Corporation Law of the State of Delaware (the "GCL"), without limiting any right which the Indemnitee may have pursuant to Section 2 hereof, the Certificate, the Bylaws, the GCL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by this Section 3(a), the Company shall indemnify the Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacities as a director, an officer, an employee or agent of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether prior to or after the date of this Agreement and whether or not the basis of the claim is alleged action or inaction in an official capacities as a director, officer, employee or agent or in any other capacities while serving as a director, officer, employee or agent or in any other capacities while serving as a director, officer, employee or agent of the Company. The payments which the Company is obligated to make pursuant to this Section 3 shall include without limitation (i) damages, judgments, settlements (in accordance with Section 6(d) of this Agreement), fines and similar penalties, and excise taxes and penalties assessed on a person with respect to an employee benefit plan, (ii) charges costs expenses (including attorneys' and others' fees and related disbursements), expenses of investigation, expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, expenses relating to serving as a witness and expenses of appeal, attachment or similar bonds, and (iii) any interest, assessments, or other charges imposed thereon and any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of such payments under this Agreement. Notwithstanding the foregoing, the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee:

               (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results in a final, nonappealable order; or

               (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, including Rule 10b-5 promulgated thereunder.

The determination of whether the Indemnitee shall be entitled to indemnification under this section 3(a) shall be made in accordance with section 4(d) hereof.

        (b) Advancement of Expenses Relating to Additional Indemnification. Expenses (including without limitation attorneys' and others' fees and expenses) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(b) hereof.


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        4.     Certain Procedures Relating to Indemnification and Advancement of
Expenses.

               (a) General. Except as otherwise permitted or required by the GCL, for purposes of pursuing his rights to indemnification under Sections 2(a), 2(b), or 3(a) hereof, as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless with in 30 calendar days after submission of the Indemnification Statement the Board shall determine by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice within such period in writing of such determination that the Indemnification is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. The provisions of this section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement and any determination by the Board that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 5 hereof.

               (b) Undertaking or Expense Request Regarding Advancement of Expenses. For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e) hereof, the Indemnitee shall submit to the board a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. For purposes of requesting advancement of expenses pursuant to Section 3(b) hereof, the Indemnitee (i) may, but shall not be required to, submit an Undertaking or (ii) shall submit such other form of request as he determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board shall within 20 calendar days authorize immediate payment of the expenses stated in the Undertaking or Expense Request, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment.

               (c) Independent Counsel. Notwithstanding anything to the contrary contained in Sections 2(d) or 4(a) of this Agreement, after a Change of Control and if requested by the Indemnitee at the time of making a claim for indemnification, (i) any determination under Section 2(a) or 2(b) (unless ordered by a court) shall be made by Independent Counsel (as defined below), and
(ii) after the submission of an Indemnification Statement, the determination pursuant to Section 4(a) whether an Indemnitee shall be entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, shall be made by Independent Counsel (as defined below) instead of by the Board. For purposes of this Section 4(c) "Independent Counsel" shall be an attorney selected by Indemnitee and approved by the

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Company (which approval shall not be unreasonably withheld), (i) who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the three years prior to the selection of the Independent Counsel, and (ii) who shall not, under the applicable standards of professional conduct then prevailing, have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Any determination by Independent Counsel as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law shall be rendered by its written opinion to the Company and Indemnitee. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' and others' fees and expenses), claims, liabilities, loss, and damages arising out of or relating to this Agreement, the engagement of Independent Counsel pursuant hereto or the opinion of such counsel pursuant hereto.

        5.     Indemnification Process and Appeal.

               (a) Suit to Enforce Rights. If a claim for indemnification made to the Company pursuant to Section 4 hereof is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim in any court having subject matter jurisdiction thereof. The Company hereby consents to service of process and to appear in any such proceeding. The remedy provided for in this Section 5 shall be in addition to any other remedies available to Indemnitee in law or equity.

               (b) Defense to Indemnification, Burden of Proof and Presumptions. In any action brought under Section 5(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has not met the standards of conduct which make it permissible under the GCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board, independent legal counsel or its stockholders) or Independent counsel to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the standard of conduct set forth in applicable law, nor an actual determination by the Company (including its Board, independent legal counsel or its stockholders) or Independent Counsel that Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

        (c) Indemnification for Expenses Incurred in Enforcing Rights. It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under the Agreement or in the event that the Company or any other person takes any action to declare the Agreement void or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company

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irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses (including without limitation attorneys' and others' fees and (expenses) reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any other person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid; provided that, if and to the extent that a court of competent jurisdiction determines (in a final judicial determination as to which all rights of appeal therefrom have been exhausted or waived or have lapsed) that each of the material assertions made by Indemnitee in such litigation or other legal action was not made in good faith or was frivolous, the Company shall not be obligated to pay any such costs, charges and expenses incurred by Indemnitee in connection with such suit and shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid under this Section 5(c). Notwithstanding the procedure for selection of counsel in Section 6(c) herein, in connection with the assertion of any claim under this Section 5(c), Indemnitee from time to time may retain counsel of his choice to represent him.

        6.     Notification and Defense of Proceeding.

               (a) Notice/Cooperation by Indemnitee. Indemnitee shall give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement (for purposes of this Section 6, a "Claim"). Indemnitee shall also provide the Company such information and cooperation as the Company from time to time may reasonably request and as shall reasonably be within Indemnitee's power to provide.

               (b) Notice to Insurers. If at the time of the receipt of a notice of a Claim pursuant to Section 6(a) hereof the Company has directors' and officers' liability insurance (or a similar policy covering key employees, if applicable) in effect, the Company shall give prompt notice of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company thereafter shall take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

               (c) Selection of Counsel. With respect to any litigation or other legal action relating to a Claim as to which Indemnitee notifies the Company (for purposes of this Section 6, a "Proceeding"), the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel selected by the Company and approved by Indemnitee, which approval shall not be unreasonably withheld. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but all expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense unless: (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee has reasonably determined and either the Company shall have agreed, or disinterested counsel (as defined in this Section 6(c)) shall have

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determined, that there may be a conflict of interest between Indemnitee and the
Company in the defense of the Proceeding; (iii) after a Change in Control, the employment of counsel by Indemnitee has been approved by the Independent Counsel; or (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which case all expenses of the Proceeding shall be borne by the Company, and Indemnitee's counsel shall have been approved by the Company (which approval may not be unreasonably withheld) and any carrier of an applicable insurance policy if required under the terms of that policy or under applicable law. As used in this Section 6(c), "disinterested counsel" shall mean counsel selected and compensated by the Company, and approved by Indemnitee (which approval may not be unreasonably withheld), to determine whether a conflict of interest may exist, which counsel shall not represent the Company, Indemnitee or any other party to the Proceeding for which indemnification is sought. Disinterested counsel shall be selected promptly following the notice from Indemnitee to the Company of Indemnitee's belief that a conflict of interest may exist. The company shall not be entitled to assume the defense of any Proceeding as to which the determination provided for in (ii) above shall have been made. Nothing herein shall limit the right of Indemnitee to employ counsel at Indemnitee's sole expense.

               (d) Settlements. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent; provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold its consent to any proposed settlement. The Company shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

        7.     Establishment of a Trust.

Immediately upon the occurrence of a Change in Control or a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust (a "Trust") for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all amounts reasonably anticipated at the time of each such request to be incurred in connection with any claim made by Indemnitee. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined (i) prior to the occurrence of a Change in Control or a Potential Change in Control, (a) the Board by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding serving as the basis of a claim by Indemnitee, or (b) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided in Section 2(d) in a written opinion or (c) by the Stockholders, or (ii) after the occurrence of a Change in Control or a Potential Change in Control, by Independent Counsel as defined in
Section 4(c) (for purposes of this Section 7, the "Reviewing Party"). The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of Indemnitee, (ii) the trustee of the Trust (the "Trustee") shall advance within 20 business days of the request by Indemnitee, any and all expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which Indemnitee would be required to reimburse the Company under Section 4(b) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

        8.     Exceptions.

Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

               (a) Claims Initiated by Indemnitee. To indemnify Indemnitee for any amounts or to advance expenses to Indemnitee with respect to any litigation or other legal action initiated or brought voluntarily (and not by way defense or counterclaim) by Indemnitee against the Company or any agent of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such litigation or other legal action, (ii) the litigation or other legal action is brought to establish or enforce a right to indemnification under Section 5 of this Agreement, or (iii) the litigation or other legal action is instituted after a Change of Control and Independent Counsel has approved its initiation; or

               (b) No Duplication of Payments. To make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, by law or otherwise) of the amounts otherwise indemnifiable hereunder.

        9.     Scope; Nonexclusivity.

               (a) Scope. In accordance with Section 145(f) of the GCL, the parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Certificate, Bylaws, vote of its stockholders or disinterested directors or applicable law. To the extent that a change in applicable law (whether by statue, rule or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate, Bylaws, applicable law or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

               (b) Nonexclusivity. Consistent with Section 145(f) of the GCL, the indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Certificate, Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise, both as to actions in Indemnitee's official capacities and as to actions in another capacities while holding such office, and shall continue after Indemnitee has ceased to be a director, officer, employee or agent.

        10.    Mutual Acknowledgment.

Both the Company and Indemnitee acknowledge that in certain instances, federal or state law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees or other agents under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the U.S. Securities and Exchange Commission or applicable state securities agencies to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

        11.    Directors' and Officers' Liability Insurance.

The Company shall, from time to time, make the good faith determination whether or not it is practical for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance (or such other similar insurance policy covering key employees, if applicable), Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent Company.

        12.    Effectiveness of Agreement.

This Amended and Restated Agreement shall be effective as of June 20, 1991, the effective date of the June 20th Agreement, and may apply to acts or omissions of Indemnitee which occurred prior to such effective date if Indemnitee was a director, officer, employee or agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred. This Amended and Restated Agreement supersedes and replaces the Indemnification Agreement, dated as of June 10, 1988 (the "California Indemnification Agreement"), between The Clothestime, Inc., a California corporation and a predecessor to the Company ("Clothestime-California"), and the Indemnitee, and the Company hereby assumes all of the obligations, responsibilities and liabilities of Clothestime-California under the California Indemnification Agreement.

        13.    Period of Limitation.

No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances (i.e., a minimum limitation period that expressly may not be altered by agreement among the parties). Any claim or cause of action of the Company or any of its affiliates shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, if any shorter period of limitation is otherwise applicable to any such cause of action, the shorter period shall govern.

        14.    Ratification of Acts.

None of the provisions contained in this Agreement is intended to constitute, or shall be construed in any manner as constituting, a ratification by the Company (or by any of its directors, officers or other agents) of any action or inaction on the part of Indemnitee.

        15.    Continued Employment.

No provision contained herein shall be construed as conferring upon Indemnitee any right with respect to continuance of performance of services for the Company, nor shall any such provisions interfere in any way with the right of the Company to terminate Indemnitee's services as an officer, employee or other agent at any time with or without cause.

        16.    Successors and Assigns.

This agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs and personal and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. Nothing in this Section 16 shall be construed to limit the protections afforded Indemnitee under this Agreement which would occur upon a Change in Control or a Potential Change in Control. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacities even though Indemnitee may have ceased to serve in such capacities at the time of any litigation or other legal action relating to events for which a claim for indemnification is made by Indemnitee hereunder.

        17.    Notice.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

        18.    Choice of Law.

This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of Delaware, including without limitation, all matters of formation, construction, validity, performance and enforcement and without giving effect to the principals of conflicts of laws.

        19.    Severability.

Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 19. If this Agreement or any portion hereof shall be invalidated or held unlawful or unenforceable on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or held unlawful or unenforceable, the provision(s) so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal and the balance of this Agreement shall be enforceable in accordance with its terms. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void or unenforceable.

        20.    Amendment and Waiver.

No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

        21.    Subrogation.

In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        22.    Future Agreements.

The Company shall not adopt any amendment to its Certificate or Bylaws the effect of which would be to deny, diminish or encumber Indemnitee's rights to indemnity pursuant to the Certificate, the Bylaws, the GCL or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the stockholders, as the case may be. In the event that the Company shall adopt any amendment to its Certificate or Bylaws the effect of which is to so deny, diminish or encumber Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof unless the Indemnitee shall have voted in favor of such adoption as a director or holder of record of the Company's Voting Securities, as the case may be.

        23.    Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which counterparts taken together shall constitute one and the same document.

        24.    Headings.

Section headings herein are for reference purposes only and shall not affect the meaning or interpretation of any provision of this Agreement.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                     THE CLOTHESTIME, INC.


                                              By: /S/DAVID A. SEPJPAL
                                                  ------------------------------
                                                     David A. Sejpal
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                                    Address:         5325 E. Hunter Avenue
                                                     Anaheim, California  92807




AGREED TO AND ACCEPTED:

INDEMNITEE;


DOUGLAS L. PEREIRA

/S/DOUGLAS L. PEREIRA
--------------------------------
(Signature)

750 South Quail Circle
--------------------------------

Anaheim, California  92807
--------------------------------
(Address)

                                    EXHIBIT 1

                            INDEMNIFICATION STATEMENT


STATE OF   _____________     )
                             )  SS
COUNTY OF  ____________      )


I, ____________________, BEING FIRST DULY SWORN, DO DEPOSE AND SAY AS FOLLOWS:

1. THIS INDEMNIFICATION STATEMENT IS SUBMITTED PURSUANT TO THE INDEMNIFICATION AGREEMENT, DATED AS OF __________________________, 199__,
      BETWEEN THE CLOTHESTIME, INC. (THE "COMPANY"), A DELAWARE CORPORATION, AND THE UNDERSIGNED.

2. I AM REQUESTING INDEMNIFICATION AGAINST CHARGES, COSTS, EXPENSES (INCLUDING ATTORNEYS' AND OTHERS' FEES AND EXPENSES), JUDGMENTS, FINES AND AMOUNTS PAID IN SETTLEMENT, ALL OF WHICH HAVE BEEN OR WILL BE INCURRED BY ME IN CONNECTION WITH AN ACTUAL OR THREATENED ACTION, SUIT, PROCEEDING OR CLAIM TO WHICH I AM A PARTY OR AM THREATENED TO BE MADE A PARTY.

3. WITH RESPECT TO ALL MATTERS RELATED TO ANY SUCH ACTION, SUIT, PROCEEDING OR CLAIM, I AM ENTITLED TO BE INDEMNIFIED AS HEREIN CONTEMPLATED PURSUANT TO THE AFORESAID INDEMNIFICATION AGREEMENT.

4. WITHOUT LIMITING ANY OTHER RIGHTS WHICH I HAVE OR MAY HAVE, I AM REQUESTING INDEMNIFICATION AGAINST LIABILITIES WHICH HAVE OR MAY ARISE OUT OF
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-------------------------------------------------------------------------------

      SUBSCRIBED AND SWORN TO BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, THIS _________ DAY OF ____________________, 19 ___.


      ----------------------------------
      NOTARY PUBLIC




      (SEAL)


      MY COMMISSION EXPIRES THE ______ DAY OF ___________________, 19 ___.

                                    EXHIBIT 2

                            INDEMNIFICATION STATEMENT


STATE OF   _____________     )
                             )  SS
COUNTY OF  ____________      )


I, __________________, BEING FIRST DULY SWORN TO DEPOSE AND SAY AS FOLLOWS:

1. THIS UNDERTAKING IS SUBMITTED PURSUANT TO THE INDEMNIFICATION AGREEMENT, DATED AS OF _________________, 19 __, BETWEEN THE CLOTHESTIME, INC. (THE "COMPANY"), A DELAWARE CORPORATION AND THE UNDERSIGNED.

2. I AM REQUESTING ADVANCEMENT OF CERTAIN COSTS, CHARGES AND EXPENSES WHICH I HAVE INCURRED OR WILL INCUR IN DEFENDING AN ACTUAL OR PENDING CIVIL OR CRIMINAL ACTION, SUIT, PROCEEDING OR CLAIM.

3. I HEREBY UNDERTAKE TO REPAY THIS ADVANCEMENT OF EXPENSES IF IT SHALL ULTIMATELY BE DETERMINED THAT I AM NOT ENTITLED TO BE INDEMNIFIED BY THE COMPANY UNDER THE AFORESAID AGREEMENT OR OTHERWISE.

4. THE COSTS, CHARGES AND EXPENSES FOR WHICH ADVANCEMENT IS REQUESTED ARE, IN GENERAL, ALL EXPENSES RELATED TO

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-------------------------------------------------------------------------------


      SUBSCRIBED AND SWORN TO BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, THIS _________ DAY OF ____________________, 19 ___.


      ----------------------------------
          NOTARY PUBLIC




      (SEAL)

      MY COMMISSION EXPIRES THE ______ DAY OF ___________________, 19 ___.